THE ADVISORS' INNER CIRCLE FUND III

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley Total Return Bond Fund

(the "Funds")

Supplement dated January 23, 2023 to the Funds' Summary Prospectuses, Prospectus and Statement of Additional Information ("SAI"), each dated April 12, 2022, as amended

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Erik Olson no longer serves as a portfolio manager of the Funds. Accordingly, effective immediately, all references to Mr. Olson are hereby deleted from the Summary Prospectuses, Prospectus, and SAI.

Please retain this supplement for future reference.

PBH-SK-007-0100